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                                   EXHIBIT 6

                  Consent of KPMG, LLP, Independent Auditors
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                        Consent of Independent Auditors
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The Board of Directors of USAA Life Insurance Company
and Policyowners of the Life Insurance Separate Account of USAA Life Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Independent Auditors" in the Registration Statement and related prospectus.

                                              KPMG LLP
                                              ---------------
                                              KPMG LLP

San Antonio, Texas
April 27, 2001